SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 30, 1998

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)
              (Originator of the Wachovia Credit Card Master Trust)


UNITED STATES                        33-95714                  22-2716130
UNITED STATES                        33-99442-01               22-2716130
--------------                      ------------           ------------------
(State or other                     (Commission            (I.R.S. Employer
Jurisdiction of                    File Number)            Identification No.)
Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359





                                   Page 1 of 4
                         Exhibit Index appears on Page 4

Item 5.  OTHER EVENTS
         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibits
               28.1 Monthly Servicer's Certificate - June  30, 1998
               28.2 Monthly Series 1995-1 Certificateholders' Statement -
                    June 30, 1998

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



        Dated: July 31, 1998              By: /s/ Donald K. Truslow
                                          Name:  Donald K. Truslow
                                          Title: Comptroller

                                INDEX TO EXHIBITS

                                                                   SEQUENTIALLY
  EXHIBIT                                                           NUMBERED
   NUMBER                           EXHIBIT                          PAGES
---------                          ---------                       ----------
   28.1      Monthly Servicer's Certificate - June 30, 1998          1-7
   28.2      Monthly Series 1995-1 Certificateholders' Statement -   1-10
               June 30, 1998